                        SUPPLEMENT TO THE APRIL 30, 2005,
                         SCHWAB CASH RESERVES PROSPECTUS

THE INFORMATION IN THIS SUPPLEMENT IS EFFECTIVE AS OF FEBRUARY 2, 2006.

Under the "Fund fees and expenses" section, the Fee table and accompanying footnotes are deleted and replaced with the following:

FEE TABLE (%)

SHAREHOLDER FEES
                                                                           None
ANNUAL OPERATING EXPENSES (% of average net assets)
Management fees                                                            0.38
Distribution (12b-1) fees                                                  None
Other expenses *                                                           0.67
                                                                          -----
Total annual operating expenses                                            1.05
Expense reduction                                                         (0.36)
                                                                          -----
NET OPERATING EXPENSES **                                                  0.69
                                                                          -----

*  Based on estimated expenses for the current fiscal year.

** Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes, and certain non-routine expenses) to 0.69% through 4/29/08.

                                                           [CHARLES SCHWAB LOGO]


Charles Schwab & Co., Inc. Member SIPC
REG34350 (02/06) (C)2006 All Rights Reserved